SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 Date of Report
                                 April 29, 1998





                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)




             1-5426                        61-0505332
    (Commission File Number)    (IRS Employer Identification No.)

4360 Brownsboro Road, Suite 300, Louisville, Kentucky                   40207
     (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600




ITEM 5.  Other Events.

     On April 29, 1998, the registrant issued a press release announcing that its Board of Directors unanimously approved a definitive agreement whereby registrant will contribute substantially all of its lighting assets and related liabilities to a joint venture with The Genlyte Group Incorporated. Additional details are discussed in the press release filed herewith.


ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated April 29, 1998
                         issued by the registrant.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THOMAS INDUSTRIES INC.
                                        (Registrant)


                                   By:  /s/ Phillip J. Stuecker
                                        Phillip J. Stuecker, Vice President of
                                        Finance, Chief Financial Officer, and
                                        Secretary

Dated:  April 29, 1998